ORCHID ISLAND CAPITAL ANNOUNCES
MARCH 2022 MONTHLY DIVIDEND, AND FEBRUARY 28, 2022 RMBS
PORTFOLIO CHARACTERISTICS
●
March 2022 Monthly Dividend of $0.045 Per Share of Common Stock
●
RMBS Portfolio Characteristics as of February 28, 2022
●
Next Dividend Announcement Expected April 13, 2022
Vero

Beach,

Fla.,

March

16, 2022

-

Orchid

Island

Capital,

Inc.

(the

“Company”)

(NYSE:

ORC) announced

today

that the
Board of Directors of

the Company (the

“Board”) declared a

monthly cash dividend for

the month of March

2022. The dividend
of $0.045 per share will be paid April 27, 2022, to

holders of record of the Company’s common stock on March 31, 2022, with an ex-dividend date of March 30,

2022. The Company plans on announcing its

next common stock dividend on April 13,

2022.
The Company intends to make

regular monthly cash distributions

to its holders of common stock.

In order to qualify as a

real
estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of
its REIT

taxable income,

determined without

regard to

the deduction

for dividends

paid and

excluding any

net capital

gain.
The Company

will be subject

to income

tax on taxable

income that is

not distributed

and to an

excise tax to

the extent that

a
certain percentage

of its

taxable income

is not

distributed by

specified dates.

The Company

has not

established a

minimum
distribution payment level and is not assured of its ability to make distributions to stockholders in the future.
As of

March 16,

2022, February

28, 2022

and December

31, 2021,

the Company

had 176,993,049

shares of

common stock
outstanding.

RMBS Portfolio Characteristics
Details

of

the

RMBS

portfolio

as

of

February

28,

2022

are presented

below.

These

figures

are

preliminary

and

subject

to
change. The information

contained herein is

an intra-quarter update

created by the Company

based upon information

that the
Company believes is accurate:

●
RMBS Valuation

Characteristics
● RMBS Assets by Agency
●
Investment Company Act of 1940 (Whole Pool) Test

Results
● Repurchase Agreement Exposure by Counterparty
● RMBS Risk Measures
About Orchid Island Capital, Inc.
Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment
strategy focuses on, and

our portfolio consists of,

two categories of Agency

RMBS: (i) traditional pass-through

Agency RMBS,
such

as

mortgage

pass-through

certificates

and

collateralized

mortgage

obligations

issued

by

Fannie

Mae,

Freddie

Mac

or
Ginnie Mae, and (ii)

structured Agency RMBS. The

Company is managed by

Bimini Advisors, LLC, a

registered investment
adviser with the Securities and Exchange Commission.
Forward-Looking Statements
This press release contains

forward-looking statements within

the meaning of

the Private Securities Litigation

Reform Act of
1995 and other

federal securities laws. These

forward-looking statements

include, but are not

limited to, statements about

the
Company’s distributions

.

These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements

are not guaranteed

to occur.

Investors should not place

undue reliance upon forward-looking

statements.

For further

discussion of

the factors

that could

affect outcomes,

please refer

to the

“Risk Factors”

section of

the Company’s
Annual Report on Form 10-K for the fiscal year ended December 31,

2021.

RMBS Valuation Characteristics
($ in thousands)
Realized Realized
Feb 2022 Dec - Feb Modeled Modeled
Net Weighted CPR 2022 CPR Interest Interest
% Weighted Average (1-Month) (3-Month) Rate Rate
Current Fair of Current Average Maturity (Reported (Reported Sensitivity Sensitivity
Type Face Value
(1)
Portfolio Price Coupon GWAC Age (Months) in Mar) in Mar) (-50 BPS)
(2)
(+50 BPS)
(2)
Pass Through RMBS
15yr 2.5 $ 209,229 $ 212,803 4.03% $ 101.71 2.50% 2.87%

14

160

9.4% 8.0% $ 3,918 $ (4,164)
15yr 4.0 427 450 0.01% 105.22 4.00% 4.54%

46

134

0.7% 0.7% 6 (7)
15yr Total 209,656 213,253 4.04% 101.72 2.50% 2.88%

15

160

9.4% 8.0% 3,924 (4,171)
30yr 2.5 365,631 361,707 6.85% 98.93 2.50% 3.41%

11

345

9.1% 5.3% 8,933 (10,567)
30yr 3.0 4,048,598 4,128,462 78.13% 101.97 3.00% 3.48%

11

347

5.8% 7.1% 102,356 (116,946)
30yr 3.5 242,130 254,730 4.82% 105.20 3.50% 4.04%

24

328

13.5% 16.6% 5,663 (6,256)
30yr 4.0 104,795 111,046 2.10% 105.96 4.00% 4.75%

29

329

26.7% 24.6% 1,615 (1,995)
30yr Total 4,761,154 4,855,945 91.90% 101.99 3.01% 3.53%

12

346

6.9% 7.8% 118,567 (135,764)
Total Pass Through

RMBS
4,970,810 5,069,198 95.94% 101.98 2.99% 3.50%

12

338

7.0% 7.8% 122,491 (139,935)
Structured RMBS
IO 20yr 3.0 358,021 40,396 0.76% 11.28 3.00% 3.69%

68

166

17.1% 20.9% (1,916) 1,301
IO 20yr 4.0 13,036 1,591 0.03% 12.20 4.00% 4.57%

122

111

13.5% 15.5% (13) 7
IO 30yr 3.0 89,448 12,941 0.24% 14.47 3.00% 3.66%

54

298

14.2% 14.7% (672) 508
IO 30yr 3.5 769,538 132,111 2.50% 17.17 3.48% 4.00%

52

299

16.6% 18.7% (7,479) 5,609
IO 30yr 4.0 164,847 24,529 0.46% 14.88 4.00% 4.56%

70

282

28.2% 27.7% (1,644) 1,523
IO 30yr 4.5 4,543 772 0.01% 16.99 4.50% 4.99%

140

207

20.0% 24.2% (45) 40
IO 30yr 5.0 2,529 421 0.01% 16.63 5.00% 5.36%

140

207

11.5% 17.6% (23) 23
IO Total 1,401,962 212,761 4.03% 15.18 3.40% 3.98%

59

261

17.9% 20.0% (11,792) 9,011
IIO 30yr 4.0 41,270 2,014 0.04% 4.88 3.75% 4.40%

53

298

53.6% 35.0% 124 (230)
Total Structured

RMBS
1,443,232 214,775 4.06% 14.88 3.41% 3.99%

59

262

18.9% 20.5% (11,668) 8,781
Total Mortgage Assets $ 6,414,042 $ 5,283,973 100.00% 3.08% 3.61%

22

321

9.7% 10.7% $ 110,823 $ (131,154)
Interest Interest
Average Hedge Rate Rate
Notional Period Sensitivity Sensitivity
Hedge Balance End (-50 BPS)
(2)
(+50 BPS)
(2)
5-Year Treasury

Future
(3)
$ (1,194,000) Jun-2022 $ (35,702) $ 32,030
10-Year Treasury

Ultra
(4)
(270,000) Jun-2022 (29,703) 17,843
TBA (500,000) Mar-2022 (10,132) 12,200
Swaps (1,400,000) Jul-2028 (42,437) 42,437

Swaptions (868,700) Apr-2023 (12,885) 20,334
Hedge Total $ (4,232,700) $ (130,859) $ 124,844
Rate Shock Grand Total $ (20,036) $ (6,310)
(1)
Amounts in the tables above exclude assets with a fair value of approximately

$335.2 million sold in February 2022, which settle in March 2022.
(2)
Modeled results from

Citigroup Global Markets

Inc. Yield

Book. Interest rate

shocks assume instantaneous

parallel shifts and

horizon prices are

calculated assuming
constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.
(3)
Five-year Treasury futures contracts were valued

at prices of $118.28 at February 28, 2022.

The market value of the short position was $1,412.3 million.
(4)
Ten-year Treasury

Ultra futures contracts were valued at prices of $141.33 at February 28, 2022.

The market value of the short position was $381.6 million.
RMBS Assets by Agency Investment Company Act of 1940 Whole Pool Test
($ in thousands) ($ in thousands)
Percentage Percentage
Fair of Fair of
Asset Category Value
(1)
Portfolio Asset Category Value
(1)
Portfolio
As of February 28, 2022 As of February 28, 2022
Fannie Mae $ 3,579,700 67.7% Non-Whole Pool Assets $ 287,136 5.4%
Freddie Mac 1,704,273 32.3% Whole Pool Assets 4,996,837 94.6%
Total Mortgage Assets $ 5,283,973 100.0% Total Mortgage Assets $ 5,283,973 100.0%
(1)
Amounts in the tables above include assets with a fair value of approximately

$335.2 million sold in February 2022, which settle in March 2022.

Borrowings By Counterparty
($ in thousands)
Weighted Weighted
% of Average Average
Total Total Repo Maturity Longest
As of February 28, 2022 Borrowings
(1)
Debt Rate in Days Maturity
ABN AMRO Bank N.V. $ 412,908 7.6% 0.14% 18 4/12/2022
J.P.

Morgan Securities LLC
399,470 7.4% 0.15% 13 4/25/2022
Merrill Lynch, Pierce, Fenner & Smith Incorporated 379,052 7.0% 0.23% 37 4/13/2022
RBC Capital Markets, LLC 367,437 6.8% 0.16% 18 4/29/2022
Mirae Asset Securities (USA) Inc. 358,959 6.6% 0.18% 42 9/14/2022
Wells Fargo Bank, N.A. 337,707 6.3% 0.13% 13 3/21/2022
Mitsubishi UFJ Securities (USA), Inc 337,363 6.2% 0.30% 36 4/29/2022
Cantor Fitzgerald & Co., Inc. 334,806 6.2% 0.15% 18 4/25/2022
ED&F Man Capital Markets Inc. 286,077 5.3% 0.18% 35 4/14/2022
Santander Bank, N.A. 283,297 5.2% 0.21% 30 4/25/2022
Goldman, Sachs & Co. LLC 260,082 4.8% 0.39% 48 4/25/2022
ING Financial Markets LLC 256,403 4.7% 0.13% 17 3/17/2022
Citigroup Global Markets Inc. 225,487 4.2% 0.21% 29 4/25/2022
Nomura Securities International, Inc. 222,175 4.1% 0.13% 16 3/17/2022
ASL Capital Markets Inc. 219,094 4.1% 0.17% 23 4/22/2022
Daiwa Capital Markets America Inc. 197,371 3.7% 0.14% 17 3/17/2022
BMO Capital Markets Corp. 189,048 3.5% 0.19% 17 3/21/2022
Austin Atlantic Asset Management Co. 90,178 1.7% 0.14% 2 3/2/2022
South Street Securities LLC. 87,114 1.6% 0.31% 39 4/18/2022
Lucid Cash Fund USG, LLC 85,252 1.6% 0.19% 10 3/10/2022
Barclays Capital Inc 42,074 0.8% 0.19% 14 3/14/2022
StoneX Financial Inc. 27,648 0.5% 0.19% 50 4/19/2022
Mizuho Securities USA, Inc 3,671 0.1% 0.57% 11 3/11/2022
Total Borrowings $ 5,402,673 100.0% 0.19% 25 9/14/2022
(1) In February 2022, the Company sold assets with a fair value of approximately $335.2 million, which settle in March 2022 that collateralize approximately $323.1 million of repurchase agreements included in the table above.
Contact:
Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero

Beach, Florida 32963
Telephone: (772)

231-1400